UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A12(G)

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

READABOO, INC.

(Exact name of Registrant as specified in its charter)

Delaware	46-5509307
(State or other jurisdiction	(IRS Employer
of Incorporation)	Identification Number)

845 Third Avenue, 6th Floor,

New York, NY 10022

(Address of principal executive offices)

Phone: (646) 495-0939

(Registrant’s Telephone Number)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-195709

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class

to be so registered

 Common Stock, par value $0.0001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

A description of the Common Stock to be registered hereunder is set forth under the caption “Description of Securities to be Registered” in the prospectus that constitutes a part of the Registrant’s Registration Statement on Form S-1, File No. 333-195709 (the “Registration Statement”), initially filed with the U.S. Securities and Exchange Commission on May 6, 2014, as subsequently amended by any amendments to such Registration Statement and declared effective on January 14, 2015. Such Registration Statement, as amended, and any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, that includes such description are hereby incorporated by reference herein.

Item 2. Exhibits

The following exhibits are incorporated herein by reference:

Exhibit Number	Description of Exhibit
3.1 (1)	Articles of Incorporation
3.2 (1)	Bylaws

(1) Filed as exhibits to the Company’s Form S-1 Registration Statement filed with the Commission on May 6, 2014, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READABOO, INC.

Date: April 28, 2016	By:	/s/ Ajay Tandon
Ajay Tandon
President and Sole Director (Duly Authorized, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)